UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Enovis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400 Wilmington, DE 19808
(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2022, Enovis Corporation (the “Company”) announced that Christopher M. Hix will retire from his position as the Company’s Executive Vice President and Chief Financial Officer and cease to serve as the Company’s principal financial officer on December 31, 2022. At that time, Mr. Hix will transition to an advisory role until his retirement in the fourth quarter of 2023.

Upon Mr. Hix’s retirement from his current position, on January 1, 2023, the Company expects to appoint Phillip Benjamin (Ben) Berry, the current chief financial officer of the Company’s business units, as its new chief financial officer and principal financial officer.

Mr. Berry, 44, joined the Company in 2020, initially serving as chief financial officer of the Company’s medical technology segment, and serving as chief financial officer of those business units following the separation of the Company’s fabrication technology business on April 4, 2022. Previously, he spent 18 years in the medical technologies sector with Alcon, which included its launch as an independent public company. During his tenure at Alcon, Mr. Berry served in finance leadership roles of increasing responsibility in strategy, operations and business process improvement. Mr. Berry holds a master’s degree in business administration from Kennesaw State University.

A copy of the Company’s press release regarding these events is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release dated June 30, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2022	ENOVIS CORPORATION

	By:	/s/ Bradley J. Tandy
Name: Bradley J. Tandy
Title: Senior Vice President and General Counsel